Exhibit 99.1

News Release

AppFolio Names Fay Sien Goon as Chief Financial Officer
September 16, 2021

Former ServiceNow Chief Accounting Officer Joins the AppFolio Executive Team

SANTA BARBARA, Calif., September 16, 2021 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, services, and data analytics to the real estate market, today announced that Fay Sien Goon will become Chief Financial Officer of AppFolio, effective October 18, 2021.

“With nearly 20 years of financial and accounting expertise, Fay Sien brings a proven track record of scaling and leading in a high-growth SaaS environment,” said Jason Randall, CEO of AppFolio. “We are thrilled to welcome Fay Sien to the leadership team, and believe her experience, commitment to operational excellence, and focus on customer success have strong overlap with our culture and our focus on continued growth.”

Ms. Goon joins AppFolio from ServiceNow, a global enterprise software company that delivers digital workflows and has a $5B+ revenue run-rate in 2021. As Chief Accounting Officer for ServiceNow, she led the accounting and finance functions through numerous years of successful growth. Prior to joining ServiceNow, she spent 11 years at Ernst & Young, leading external audits of large and pre-IPO technology companies.

“I’m excited to join the team in this phase of growth,” said Ms. Goon. “AppFolio has engaged customers, a thriving culture and a commitment to innovation -- I’m looking forward to helping the team execute on its vision to transform the real estate industry.”

About AppFolio, Inc.
AppFolio provides innovative software, services and data analytics to the real estate industry. Our cloud-based business management solutions are designed to enable our customers to digitally transform their businesses, address critical business operations and enable exceptional customer service. Today our core solutions include AppFolio Property Manager, AppFolio Property Manager PLUS, and AppFolio Investment Management. In addition, the Company offers a variety of Value+ services that are designed to enhance, automate and streamline essential processes and workflows for our customers. AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts," “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those expressions.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, which was filed with the SEC on August 9, 2021, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.